UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2017 (September 29, 2017)

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Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On September 29, 2017, Triangle Capital Corporation (the "Company") entered into that certain Supplement and Joinder Agreement (the “Supplement”) with Branch Banking and Trust Company, as administrative agent, the guarantors under the Company's third amended and restated senior secured credit facility (as amended and supplemented, the "Credit Facility"), and United Community Bank (“UCB”), as a new lender under the Credit Facility, pursuant to which UCB agreed to provide a $15.0 million commitment through the accordion feature in the Credit Facility, increasing the aggregate commitments under the Credit Facility to $480.0 million from $465.0 million. The Credit Facility continues to include the accordion feature, which would allow the Company, under certain circumstances, to increase the total borrowing size of the Credit Facility further to a maximum of $550.0 million. There were no other amendments to the terms of the Credit Facility.
The foregoing description is only a summary of certain of the provisions of the Supplement and the Credit Facility and is qualified in its entirety by the underlying agreements. The Supplement evidencing UCB's commitment is filed as herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Supplement and Joinder Agreement for Triangle Capital Corporation Credit Agreement dated September 29, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: October 3, 2017	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Supplement and Joinder Agreement for Triangle Capital Corporation Credit Agreement dated September 29, 2017